UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Institutional Small-Cap Stock Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Small-Cap Stock Fund

Dear Investor

2008 will go down as one of the worst years for investors since the Great Depression. The first half was characterized by strong economic growth in emerging economies and significant inflationary pressures in commodity prices. The talk of global decoupling—the thesis that the emerging market economies will grow independently from a developed world slowdown—drove enormous price spikes in oil, gas, steel, and a host of raw materials. Prices for commodities broke in July, and it soon became apparent that the U.S. economic slowdown would spread to Europe and inevitably kill demand in Asia. By now we know how the story played out. The collapse of Lehman Brothers set off a wave of global deleveraging as investors rushed for the exits in every category of assets. Risk aversion reached new heights, and we were soon hearing of potential bank runs as numerous larger financial institutions were forced to merge, were bailed out, or were taken over by the government. Fannie Mae, Freddie Mac, and AIG—household names once considered blue chips—are now gone as private enterprises.

Highlights

• Small-caps plummeted in 2008 in one of the worst years for stocks since the Great Depression.

• The fund suffered a painful decline but narrowly outpaced the small-cap Russell 2000 Index for the 6- and 12-month periods ended December 31, 2008.

• Every sector fell during the last six months, but the market turmoil has brought us many opportunities to add great companies at attractive prices, especially in the financial and consumer sectors.

• The current environment remains fragile, but there is some reason for optimism. The Fed has pulled out all the stops to jump-start the economy, and many small-caps are attractive. It seems prudent for investors to gradually prepare to revisit the asset class.

Small-caps suffered greatly in the second half—at one point the Russell 2000 Index had declined more than 43% in the fourth quarter alone before a late-year rebound brought it back to -26%. The Institutional Small-Cap Stock Fund could not avoid the carnage, returning a disappointing -25.83% for the second half of our fiscal year and -33.10% for the year. There is some comfort in outpacing our market index and peer group, but we wish we could report better absolute results.

The current environment is still very fragile, but we believe investors have some reason for optimism. The Fed has pulled out all the stops to jump-start the economy, driving interest rates to historic lows. The Obama administration is currently preparing a massive fiscal stimulus, and falling energy prices will also increase disposable income for consumers, providing additional substantial stimulus. The market is a forward-discounting mechanism, and stock prices should turn higher months before economic growth is readily apparent. More on this in our Outlook section.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That’s what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund’s holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients’ assets is our only business, and our long-term success is tied to our clients’ success.

Please take a moment to read this shareholder report. Your fund’s manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Performance Review

The second half of 2008 offered no place to hide. Every sector of the Russell 2000 was negative, with the least damage suffered by the utilities sector, which fell 2.5%. Only two other sectors fell less than 10%: Surprisingly, financials dropped only 8.4% and consumer staples a bit over 9%. Real damage was done to the first half’s darlings as energy fell almost 66% and consumer staples 38%.

Relative to the broad Russell 2000 Index, we added the most value in the consumer discretionary space. Two holdings did particularly well. In difficult times, the education sector often serves as a countercyclical investment opportunity as more students enroll due to job loss or in an attempt to improve their skills. Corinthian Colleges, a for-profit post-secondary school, had excellent enrollment growth as students sought out the firm’s health care programs. We also did well in Monro Muffler Brake, as strong same-store sales growth led to a sharply higher share price. Consumers can put off necessary auto repairs for only a few months at most. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In the industrials and business services sector, our holdings were paced by American Science and Engineering and Waste Connections. American Science and Engineering benefited as the military placed major orders for the firm’s mobile Z Backscatter security vans. Waste Connections, a solid waste disposal firm, fell marginally as investors sought this stable business.

We also had relatively good stock selection in health care. Our top holding here, HMS Holdings, posted a solid gain as the firm is a clear beneficiary of the current difficult state funding environment. The company offers coordination of benefits services, health plan audits, and other cost-containment and recovery services.

Other strong performers included Myriad Genetics, which rose on the firm’s plan to split off its highly profitable diagnostics business. Two of our small financials also performed exceptionally well the second half. First Niagara Financial has a clean loan book with few non-performing loans, and it raised capital to acquire other banking institutions. The upstate New York economy never went through a boom/bust cycle, and this well-managed bank is looking to consolidate the market. Similarly, Pinnacle Financial Partners is a strong Tennessee franchise that offers great organic growth, a sound and conservative loan portfolio, and solid management. Pinnacle proactively raised equity capital in advance of the second-half collapse in the bank group and now is poised to put this capital to work at attractive spreads. Finally, The Pantry gained as the convenience store operator reported a strong September quarter on expanding gas margins.

On the negative side, our holdings in information technology fell a bit more than the sector’s 33% decline. We were hurt by Diodes, which fell as the firm cut guidance in December on a very weak semiconductor market. Similarly, Xyratex plunged as the firm guided revenues down and announced that earnings per share could be “significantly below expectations.”

We also suffered from overweighting the energy sector, though our holdings declined less than those in the index. We believe energy will remain in short supply and that this period of lessened demand is hardly permanent. In the troubled Mideast, energy is always a potential insurance policy for uncertain markets. Nevertheless, our large holdings in Bill Barrett, Forest Oil, Mariner Energy, and Complete Production Services declined with falling commodity prices.

Other detractors included Sunrise Senior Living, AnnTaylor Stores, and Baldor Electric. Sunrise Senior Living fell as the firm completed its long-awaited financial restatements. When the dust settled, it was clear that the firm’s German joint venture was deeply troubled and necessitated the firm assuming a significant amount of debt on its balance sheet. Occupancy dipped with the slowing housing market, and the firm continues to negotiate with its bankers to extend its financing. Today’s debt-averse investors dumped the stock in droves. We eliminated it as well. AnnTaylor declined as investors reacted to poor same-store sales and the worst Christmas season in decades. The retailer is soundly financed, though, and we believe it will live to prosper in future cycles. Baldor, which had done exceptionally well following its leveraged acquisition of Reliance Electric, fell as revenues slipped and investors fretted over its debt-laden balance sheet.

Portfolio Review

On the Buy Side
The current market turmoil has brought us many opportunities to add great companies at attractive prices. As you might expect, our recent top purchases were concentrated in the financial and consumer spaces. We also used the significant and precipitous decline in commodity prices to uncover a few purchases in the materials sector.

Our top purchase in the financials sector was HCC Insurance Holdings. HCC is a collection of above-average specialty property and casualty franchises. After trading at more than three times book value for years, the stock was revalued as the property and casualty pricing cycle took its toll on investor sentiment. We began purchasing the stock around book value and are optimistic about its long-term prospects. The company should continue to grow book value at a 10% to 15% level (despite the difficult pricing environment) and is a top acquisition candidate, in our opinion.

We also added to our holdings in the regional bank sector. Our top bank purchase, Synovous Financial, is a southeastern multi-bank holding company whose market cap fell into our range. The bank does have problem assets (construction loans and nonowner occupied commercial real estate), but following the spin-off of Total System Services, its credit card processing division, and an injection from the Treasury’s Troubled Asset Relief Program (TARP), we believe it has enough capital to weather the storm and be a survivor. The extreme level of pessimism in the sector led to attractive opportunities to initiate positions in Washington Trust and TCF Financial and add to existing holdings in First Niagara and Pinnacle Financial Partners.

Finally, we initiated a position in Anworth Mortgage Asset REIT, which invests in agency mortgage assets. The sector became very depressed as investors grew concerned about declining housing prices, and Anworth dropped to a significant discount to its intrinsic value. The government’s recent initiatives to support the agency market and drive down mortgage rates have significantly improved the earnings outlook for the industry. Trading near book value and sporting a 15.5% dividend yield, Anworth looks attractive.

For the first half of 2008, materials was the market’s hottest sector. The commodity complex crashed in July as oil prices broke because of the clearly emerging economic slowdown. Our top purchases were Rockwood Holdings and Martin Marietta Materials. Rockwood is a specialty chemical company with a low-cost position in lithium. Lithium is used in a number of industrial applications, but its real promise lies in batteries. This niche is approaching 25% of the market, and if lithium goes into electric cars, this could be a truly great stock. Rockwood has a shrewd and capable CEO, who could run a much larger business. We were able to buy the stock cheaply due to concerns that a stronger dollar might hurt its European business. We initiated a position in Martin Marietta Materials after the shares briefly fell into our market-cap range for new investments. It is a well-managed aggregates producer that should benefit from the Obama administration’s infrastructure investment plan. Other major purchases included Intrepid Potash, the fourth largest North American producer of potash, critical as fertilizer for corn farmers. Very low inventories argue for continued profitable corn production in the Midwest. Fertilizer shares were overpriced earlier in 2008 but rapidly hit attractive levels later in the year.

The contrarian in us is fascinated by the allure of adding to our holdings in the consumer sector, which tends to lead the market out of downturns. We used this period of market fear to add to our holdings in PetSmart and to buy a true gem of a business, Tiffany. PetSmart is a solid mature franchise that generates strong free cash flow and has attractive competitive dynamics. Its highly leveraged competitor, Petco, is likely to be crippled in this tough financial environment, allowing PetSmart to compete effectively on selection and service. Tiffany is a true global franchise that briefly dropped into the small-cap space. While it is not immune to the pressure that all jewelry retailers face, it has an excellent brand, high-quality inventory, attractive real estate holdings that include the New York flagship store, and a good balance sheet that should allow it to weather the current economic storm. Other purchases in the consumer sector included Brinker, which owns Chili’s. Brinker is refocusing on improving return on invested capital through growing its franchise operation. The firm should experience rising free cash flow, which can be used to pay down debt and repurchase shares.

We were also able to pick up an attractive position in NV Energy (formerly Sierra Pacific Resources) this fall. We believe NV represents unique value as it has been trading at 75% of book value, enjoys constructive regulatory treatment, and serves a region that we believe will enjoy long-term population growth.

In technology, we added Omniture, the second-largest on-demand software company and the leading provider of Web analytics for measuring and optimizing online business initiatives. In health care, we love Meridian Bioscience. Meridian manufactures and markets diagnostic tests for common diseases. The firm also sells rare reagents and specialty biologicals. Meridian is extremely well run and has a long history of solid earnings growth.

Finally, we found an attractive opportunity to add Valmont Industries, which stands to benefit from increased utility infrastructure spending on electric transmission systems. The firm’s irrigation segment also should benefit from rising farm income.

On the Sell Side
The huge run-up in energy prices led us to cut our holdings in the sector at midyear. We eliminated energy services firm W-H Energy Services, which was acquired by Smith International. We also significantly reduced our holdings in Forest Oil as the shares surged on Wall Street interest in natural gas production in the Haynesville Shale play in Louisiana. Forest rapidly and briefly moved out of our market-cap range, providing yet another reason to sell.

We also reduced our holdings in some of the more stable consumer staples holdings in the portfolio. Safe-haven stocks obviously proved popular with investors, but in our opinion, better opportunities exist to redeploy the money. We cut our holdings in Alberto Culver, American Science and Engineering, Matthews International, and Westamerica. Alberto Culver is a well-managed small-cap cosmetic name with great performance in a tough market. The shares held up well, and we trimmed into relative strength. American Science and Engineering reached our near-term price target as the shares surged on strong security imaging orders from the U.S. Marine Corps. We continue to hold the stock but sold into relative strength. Longtime holding Matthews International produces memorial markers and other death care-related products. Matthews benefited from a flight-to-quality trade, and we reduced our position as the shares grew too expensive. Though it pained us, we trimmed our large holding in Westamerica, a true Fort Knox-type bank with fabulous management and conservative lending practices. Westamerica significantly outperformed the market, leading us to sell a portion of our holdings to manage position size.

As it became obvious midyear that the global economy was slowing, we deemed it prudent to trim some of our industrials exposure. We reduced our holdings in fluid management firm Graco as we theorized its strong European business was bound to slow. Similar logic led us to trim IDEX as well. We also eliminated Teledyne Technologies because we believed investors would grow concerned about the length of the commercial aerospace cycle. We thought near-term expectations were too high and found the valuation less than compelling.

Finally, we trimmed our holdings in Ritchie Bros. Auctioneers, a defensive position for the fund since its business model tends to improve during recessionary periods. The stock’s price/earnings (P/E) multiple was rich relative to other industrial companies. We continue to hold a position and are excited about future prospects.

Outlook

The fourth quarter of 2008 truly was a challenging time for investors. In my nearly 30 years of observing and investing in the markets, I have never witnessed such tremendous volatility as we’ve experienced in the last few months. Indeed, one would have to go back to the Great Depression to find a similar concentration of high-volatility days when the market moved by more than 3%.

The global credit freeze that hit at the end of the third quarter is perhaps in the early phase of thawing. In October, the credit markets ceased normal functioning, and it has taken massive global government intervention to slowly begin to bring the credit markets back to normal. The past quarter saw global deleveraging as investors sought investments in only the most secure of assets in the wake of the Lehman Brothers collapse. Investors fled the equity markets, leading to wave upon wave of selling from individuals and institutions. With easy credit gone, the massive deleveraging forced the equity markets dramatically lower.

Given this environment, we are stunned that the small-cap Russell 2000 Index managed to decline less than the large-cap S&P 500 Index for the year. Even though the Russell 2000 trailed by over 400 basis points in the fourth quarter, earlier outperformance enabled small-caps to come out ahead for the year. Small-cap strength is particularly surprising given the sector’s premium valuation and its lagging earnings momentum. One could theorize that investors believe the recent strength in the dollar would provide a significant earnings headwind for the large-cap multinationals. Perhaps the market is also anticipating that domestically focused small-caps will be the first to benefit from the expected Obama stimulus package.

In our opinion, the signals for a new small-cap cycle are decidedly mixed. It is true that domestically focused small-caps tend to lead the market out of a recession. Moreover, the market typically anticipates a recovery six to nine months in advance. Thus, we could believe that the market is anticipating better days by next fall and that small-caps are the place to be. On the other hand, small-cap cycles rarely begin when the index is selling at premium valuation relative to large-caps. Currently, our New Horizons Fund relative P/E ratio still suggests that the sector is at a premium to large-caps. Moreover, the current period of large-cap outperformance would end at a historically short 25 months versus last cycle’s 120-month run. Finally, small-caps continue to underperform large-caps when it comes to relative earnings momentum. The key question now is, when will the market begin to focus on future earnings for the Russell 2000?

We do not believe the economy is entering a second Great Depression. Too much stimulus and global intervention has occurred to permit such dire straits. The economy is facing its biggest consumer recession since the early 1970s, but massive fiscal stimulus and the positive effects of plummeting energy prices, combined with easy year-over-year earnings comparisons, should lead to a better environment later in 2009. True, unemployment may worsen throughout the year, but unemployment is a lagging indicator, and the market will begin the move even as the headline number worsens. In 1982, the equity markets bottomed in August and began a big rally in September just as unemployment reached double-digits and stayed at those elevated levels for 10 straight months.

As equity investors, we are cautiously optimistic that the worst may be behind us. First, valuation levels are very attractive. According to data provided by Bank of America, small-caps trade at about 12 times forward earnings (up from November’s trough of 10 times earnings) and at a discount to the asset class’s long-term average 14.8. P/E multiples bear a direct relationship to interest rates, and today’s historically low rates argue for, if anything, P/E multiple expansion.

In our view, while we may not be at the beginning of a new small-cap cycle, the worst of this downturn may be behind us. Many small-caps are compellingly cheap, and valuations on an absolute basis are attractive. Investors sit on the sidelines with lots of cash, and the government has created a huge sum of high-powered currency reserves to fight the economic slowdown. While the U.S. led the world into a global recession, the U.S. was first to respond with stimulus and thus is likely to lead the way out. When the velocity of money begins to expand as it inevitably does, this excess liquidity will find its way into the equity markets and once again investors will embrace risk. Consumer and investor sentiment can turn on a dime, and we will be looking closely for signs that the small-cap cycle has turned. It seems prudent for investors to gradually prepare to revisit the sector once again.

The past few months have been extraordinarily challenging, but we are confident in the long-term strength of American business and our investment strategy. We continue to look for attractive companies and are finding many interesting opportunities, and we believe our approach will help us outperform the Russell 2000 and our peer group over time with both less risk and lower volatility. Thank you for your support.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 16, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets, and dividing by the number of shares of common stock outstanding.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

Russell 2000 Value Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Small-Cap Stock Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2008

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2008
($000s except shares and per share amounts)

Assets		
Investments in securities, at value (cost $304,224)	$	258,111
Receivable for investment securities sold		1,073
Dividends and interest receivable		221
Receivable for shares sold		203
Cash		8
Other assets		33
Total assets		259,649
Liabilities		
Investment management fees payable		136
Payable for investment securities purchased		68
Due to affiliates		9
Other liabilities		19
Total liabilities		232
NET ASSETS	**$**	**259,417**
Net Assets Consist of:		
Undistributed net investment income	$	472
Accumulated undistributed net realized loss		(15,311)
Net unrealized loss		(46,113)
Paid-in capital applicable to 33,542,511 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		320,369
NET ASSETS	**$**	**259,417**
NET ASSET VALUE PER SHARE	**$**	**7.73**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
($000s)

Year Ended 12/31/08
Investment Income (Loss)	
Dividend income	$ 3,462
Expenses	
Investment management	2,400
Shareholder servicing	2
Prospectus and shareholder reports	57
Custody and accounting	191
Registration	30
Legal and audit	20
Directors	7
Miscellaneous	11
Total expenses	2,718
Expenses paid indirectly	(3)
Net expenses	2,715
Net investment income	747
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(14,947)
Foreign currency transactions	5
Net realized loss	(14,942)
Change in net unrealized loss on securities	(122,922)
Net realized and unrealized loss	(137,864)
DECREASE IN NET ASSETS FROM OPERATIONS	**$ (137,117)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2008

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $17,000 for the year ended December 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Subscriptions Under certain circumstances and when considered in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2008, the fund accepted $26,328,000 of in-kind subscriptions, including $25,297,000 from other T. Rowe Price funds.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $134,806,000 and $195,923,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Distributions during the years ended December 31, 2008 and December 31, 2007 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, all unused capital loss carryforwards expire in fiscal 2016. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $106,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Small-Cap Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Small-Cap Stock Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

Tax Information (Unaudited) for the Tax Year Ended 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $224,000 from short-term capital gains,

• $5,456,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $982,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $982,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected*	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (8/08 to present);
2001	Director, Vornado Real Estate Investment Trust (3/04 to present); Director, Mercantile Bankshares (2002 to 2007);
Member, Advisory Board, Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief
Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm (10/95 to present); Chairman, The
1996	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Golden Star Resources Ltd. (5/92 to present);
1996	Director, Pacific Rim Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon
Resources Corp. (8/07 to 3/08); Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn (1943)	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Federal
2003	National Mortgage Association (9/06 to present); Director, Norfolk Southern (2/08 to present); Director, Georgia
Pacific (5/04 to 12/05); Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Partner,
2001	Blackstone Real Estate Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125 T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [126]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of
the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer,
2006 [71]	Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President,
Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity	Trust Company
Funds

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity	Trust Company
Funds

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional Equity Funds	International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer, Institutional Equity	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
Funds

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity	Trust Company
Funds

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Institutional Equity Funds

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Institutional Equity Funds	Investment Services, Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Ann M. Holcomb, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity	Trust Company
Funds

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Institutional Equity Funds	Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity	Trust Company
Funds

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Institutional Equity Funds	T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global Asset Management Limited,
T. Rowe Price Global Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity	Trust Company
Funds

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity	Trust Company
Funds

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Institutional Equity Funds

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009